                                                                      EXHBIBIT 1

                        AGREEMENT AMONG REPORTING PERSONS

    THIS AGREEMENT is made and entered into by and among W. L. Thornton ("Thornton"), Jacob C. Belin ("Belin"), Hugh M. Durden ("Durden"), John F. Porter, III ("Porter"), William T. Thompson III ("Thompson"), Herbert H. Peyton ("Peyton"), Swamp Hall Properties, L.P. (the "Partnership"), the Alfred I. duPont Testamentary Trust (the "Trust") and The Nemours Foundation
(the "Foundation").

                              W I T N E S S E T H:

       WHEREAS, each of the parties hereto beneficially owns shares of the Common Stock of The St. Joe Company (the "Issuer");

       WHEREAS, each of the parties hereto desires to file a single Schedule 13D indicating the beneficial ownership of each party; and

       WHEREAS, Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934 (the "Act") requires that, when a Schedule 13D is filed on behalf of more than one person, the Schedule 13D shall include as an exhibit to the Schedule 13D an agreement in writing of such persons that the Schedule 13D is filed on behalf of each of them;

       NOW, THEREFORE, in consideration of the premises and the mutual promises of the parties hereto, the parties hereto covenant and agree as follows:

       1. Thornton, Belin, Durden, Porter, Thompson, Peyton, the Partnership, the Trust and the Foundation agree that a single Schedule 13D and any amendments thereto relating to the shares of Common Stock of the Issuer shall be filed on behalf of each of them.

       2. Thornton, Belin, Durden, Porter, Thompson, Peyton, the Partnership, the Trust and the Foundation each acknowledge and agree that pursuant to Rule 13d-1(k)(1) under the Act each of them is individually responsible for the timely filing of such Schedule 13D and any amendments thereto and for the completeness and accuracy of the information contained therein.

       3. This Agreement shall not be assignable by any party hereto.

       4. This Agreement shall be terminated only upon the first to occur of the following: (a) the death of any of the individual parties hereto, (b) the dissolution, termination or settlement of the Partnership, the Trust or the Foundation or (c) a written notice of termination given by any party hereto to all of the other parties hereto.

       5. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy hereof, but all of which together shall constitute a single instrument.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 27th day of January, 1999.


                           Swamp Hall Properties, L.P.

                     By:/s/John F. Porter, III
                           ---------------------------------------
                           John F. Porter, III, President of
                           The Rockland Company, the managing general partner of Swamp Hall Properties, L.P.
                           (Duly Authorized Representative)


                           /s/ Winfred L. Thornton
                           ---------------------------
                                 (Signature)

                           Winfred L. Thornton
                           ---------------------------
                                   (Name)


                           /s/ Jacob C. Belin
                           ---------------------------
                                 (Signature)

                               Jacob C. Belin
                           ---------------------------
                                   (Name)


                          /s/ William T. Thompson III
                          ----------------------------
                                 (Signature)

                              William T. Thompson III
                          ----------------------------
                                   (Name)


                          /s/ Hugh M. Durden
                          ---------------------------
                                 (Signature)

                              Hugh M. Durden
                          ---------------------------
                                   (Name)


                          /s/ John F. Porter III
                          ---------------------------
                                 (Signature)

                              John F. Porter III
                          ---------------------------
                                   (Name)

                             /s/ Herbert H. Peyton
                             ------------------------------------
                                      (Signature)

                                 Herbert H. Peyton
                             ------------------------------------
                                        (Name)


                             Alfred I. duPont Testamentary Trust
                             ------------------------------------
                                    (Name of Trust)

                             /s/ Winfred L. Thornton
                             ------------------------------------
                                     (Signature)

                                 Winfred L. Thornton
                             ------------------------------------
                                        (Name)

                                      Chairman
                             ------------------------------------
                                      (Title)


                             The Nemours Foundation
                             ------------------------------------
                                   (Name of Foundation)

                             /s/ Jacob C. Belin
                             ------------------------------------
                                      (Signature)

                                 Jacob C. Belin
                             ------------------------------------
                                        (Name)

                                      President
                             ------------------------------------
                                       (Title)

                                    SIGNATURE

     After reasonable inquiry and to the best of the knowledge and belief of the undersigned, the undersigned certifies that the information set forth in this Statement on Schedule 13D is true, complete and correct.

                           Swamp Hall Properties, L.P.

                     By:/s/John F. Porter, III
                           ---------------------------------------
                           John F. Porter, III, President of
                           The Rockland Company, the managing general partner of Swamp Hall Properties, L.P.
                           (Duly Authorized Representative)

SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                                           January 27, 1999
                                                     ---------------------------
                                                                (Date)

                                                       /s/ Winfred L. Thornton
                                                     ---------------------------
                                                              (Signature)

                                                          Winfred L. Thornton
                                                     ---------------------------
                                                                (Name)

                                    SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                                           January 27, 1999
                                                     ---------------------------
                                                                (Date)

                                                         /s/ Jacob C. Belin
                                                     ---------------------------
                                                              (Signature)

                                                            Jacob C. Belin
                                                     ---------------------------
                                                                (Name)

                                    SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                                           January 27, 1999
                                                     ---------------------------
                                                                (Date)

                                                     /s/ William T. Thompson III
                                                     ---------------------------
                                                              (Signature)

                                                       William T. Thompson III
                                                     ---------------------------
                                                                (Name)

                                    SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                                           January 27, 1999
                                                     ---------------------------
                                                                (Date)

                                                          /s/ Hugh M. Durden
                                                     ---------------------------
                                                              (Signature)

                                                             Hugh M. Durden
                                                     ---------------------------
                                                                (Name)

                                    SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                                           January 27, 1999
                                                     ---------------------------
                                                                (Date)

                                                       /s/ John F. Porter III
                                                     ---------------------------
                                                              (Signature)

                                                          John F. Porter III
                                                     ---------------------------
                                                                (Name)

                                    SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                                           January 27, 1999
                                                     ---------------------------
                                                                (Date)

                                                     /s/ Herbert H. Peyton
                                                     ---------------------------
                                                              (Signature)

                                                       Herbert H. Peyton
                                                     ---------------------------
                                                                (Name)

                                    SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                                       January 27, 1999
                                           -------------------------------------
                                                            (Date)

                                            Alfred I. duPont Testamentary Trust
                                           ------------------------------------
                                                       (Name of Trust)

                                                  /s/ Winfred L. Thornton
                                           ------------------------------------
                                                        (Signature)

                                                    Winfred L. Thornton
                                           ------------------------------------
                                                          (Name)

                                                        Chairman
                                           ------------------------------------
                                                         (Title)

                                    SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                                       January 27, 1999
                                           -------------------------------------
                                                            (Date)

                                                   The Nemours Foundation
                                           ------------------------------------
                                                    (Name of Foundation)

                                                   /s/ Jacob C. Belin
                                           ------------------------------------
                                                        (Signature)

                                                     Jacob C. Belin
                                           ------------------------------------
                                                          (Name)

                                                        President
                                           ------------------------------------
                                                         (Title)

Date: January 27, 1999